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                                                                    Exhibit 23.1

                              CONSENT OF KPMG LLP

The Board of Directors
NVIDIA Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP
Mountain View, California
September 29, 2000